Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010
		Federal Tax I.D. #	51-0405729

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1A	X
Bank Account Information	MOR 1B	X
Copies of bank statements (See Notes to MOR)			X
Cash disbursements journals (See Notes to MOR)			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging	MOR-5		X
Payments to Insiders and Professionals	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Randy L. Taylor	Date April 26, 2010
Signature of Authorized Individual*

Randy Taylor, Chief Financial Officer
Printed Name of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

In re	Citadel Broadcasting Corporation, et al.	Case No. (Jointly Administered)	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

		Federal Tax I.D. #	51-0405729

CORPORATE MONTHLY OPERATING REPORT

GENERAL:

The report includes activity as of December 20, 2009 and through March 31, 2010, for the following Debtors and related case numbers.

Debtor	Case Number	Debtor	Case Number
Radio Today Entertainment, Inc.	09-17441	NY Radio, LLC	09-17466
Citadel Broadcasting Corp.	09-17442	Oklahoma Radio Partners, LLC	09-17467
Alphabet Acquisition Corp.	09-17443	Radio Assets, LLC	09-17468
Atlanta Radio, LLC	09-17444	Radio License Holding I, LLC	09-17469
Aviation I, LLC	09-17445	Radio License Holding II, LLC	09-17470
Chicago FM Radio Assets, LLC	09-17446	Radio License Holding III, LLC	09-17471
Chicago License, LLC	09-17447	Radio License Holding IV, LLC	09-17472
Chicago Radio Assets, LLC	09-17448	Radio License Holding V, LLC	09-17473
Chicago Radio Holding, LLC	09-17449	Radio License Holding VI, LLC	09-17474
Chicago Radio, LLC	09-17450	Radio License Holding VII, LLC	09-17475
Citadel Broadcasting Company	09-17451	Radio License Holding VIII, LLC	09-17476
DC Radio Assets, LLC	09-17452	Radio License Holding IX, LLC	09-17477
DC Radio, LLC	09-17453	Radio License Holding X, LLC	09-17478
Detroit Radio, LLC	09-17454	Radio License Holding XI, LLC	09-17479
International Radio, Inc.	09-17455	Radio License Holding XII, LLC	09-17480
KLOS Radio, LLC	09-17456	Radio Networks, LLC	09-17481
KLOS Syndications Assets, LLC	09-17457	Radio Watermark, Inc.	09-17482
KLOS-FM Radio Assets, LLC	09-17458	San Francisco Radio Assets, LLC	09-17483
LA License, LLC	09-17459	San Francisco Radio, LLC	09-17484
LA Radio, LLC	09-17460	SF License, LLC	09-17485
Minneapolis Radio Assets, LLC	09-17461	WBAP-KSCS Acquisition Partner, LLC	09-17486
Minneapolis Radio, LLC	09-17462	WBAP-KSCS Assets, LLC	09-17487
Network Licenses, LLC	09-17463	WBAP-KSCS Radio Acquisition, LLC	09-17488
NY License, LLC	09-17464	WBAP-KSCS Radio Group, Ltd.	09-17489
NY Radio Assets, LLC	09-17465	WPLJ Radio, LLC	09-17490

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited and may not comply in all material respects with accounting principles generally accepted in the United States (“GAAP”). In addition, the financial statements and supplemental information contained herein represent condensed consolidated information.

The unaudited financial statements have been derived from the books and records of Citadel Broadcasting Corporation and its affiliated debtors and debtors in possession (collectively, the “Debtors”) only and do not reflect the financial activity or the financial position for non-debtor affiliates of Citadel Broadcasting Corporation. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and the Debtors believe that, upon application of such procedures, the financial information could be subject to change, which could be material. The information furnished in this report includes normal recurring adjustments but does not include all adjustments that would typically be made for financial information in accordance with GAAP. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial positions of the Debtors in the future.

Notes to MOR

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	OPER	PAYROLL	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	$89,247,693	$28,017	$6,142,183	$95,417,893

RECEIPTS
ACCOUNTS RECEIVABLE	68,400,777			68,400,777
TRANSFERS FROM OPERATIONS	(18,995,548)	18,995,187	361	—

TOTAL RECEIPTS	49,405,229	18,995,187	361	68,400,777

DISBURSEMENTS
NET PAYROLL		(12,511,946)		(12,511,946)
PAYROLL TAXES		(6,207,790)		(6,207,790)
OPERATING EXPENSES	(31,945,033)			(31,945,033)
RENT	(2,265,275)			(2,265,275)
INTEREST & DEBT RELATED CHARGES	(3,905,598)			(3,905,598)
PROFESSIONAL FEES	(1,080,390)			(1,080,390)

TOTAL DISBURSEMENTS	(39,196,296)	(18,719,737)	—	(57,916,033)

NET CASH FLOW	10,208,933	275,450	361	10,484,744

(RECEIPTS LESS DISBURSEMENTS)

CASH END OF MONTH	$99,456,626	$303,467	$6,142,544	$105,902,637

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN):

	Citadel Broadcasting Corporation	Citadel Broadcasting Company	Radio Assets, LLC	Radio Networks, LLC	Total
TOTAL MARCH 2010 DISBURSEMENTS	$3,906,036	$23,873,444	$20,767,615	$9,368,938	$57,916,033

Notes:

Cash is received as described in the Debtors’ Motion for an Order Authorizing the Debtors to (A) Continue to Operate the Cash Management System; (B) Honor Certain Prepetition Obligations Related to the Cash Management System; (C) Continue to Invest Excess Funds in the Investment Account on an Interim Basis Notwithstanding Section 345(B) of The Bankruptcy Code; (D) Maintain Existing Business Forms; and (E) Grant Administrative Priority For Intercompany Claims and Perform Under Certain Intercompany Arrangements and Historical Practices (the “Cash Management Motion”) [Docket No. 5]. An order granting the Cash Management Motion was entered on February 3, 2010 [Docket No. 99].

Cash disbursements are centralized and are made by four Debtor entities for the benefit of all operating affiliates. The cash disbursements have been presented in a consolidated manner, with disbursements for each entity identified on the bottom of the schedule.

MOR-1

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

				March 31, 2010
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/L
Citadel Broadcasting Corporation	Corporation Account	Bank of America	****57878	$123,964	$123,964
Radio Assets, LLC	Alphabet Acquisition Corp - Concentration Account	Bank of America	****57392	3,070,711	3,070,711
Radio Assets, LLC	Alphabet Acquisition Corp - Station Disbursement	Bank of America	****62467	1,050,793	(27,934)
Radio Networks, LLC	Radio Networks LLC - Network Disbursement	Bank of America	****62844	1,756,615	24,688
LA Radio, LLC	LA Radio, LLC-ZBA	Bank of America	****51876	—	—
Chicago Radio Assets, LLC	Chicago Radio Assets, LLC-ZBA	Bank of America	****30008	—	61,613
KLOS Syndications Assets, LLC	KLOS Syndications Assets, LLC-ZBA	Bank of America	****16875	—	—
KLOS - FM Radio Assets, LLC	KLOS - FM Radio Assets, LLC-ZBA	Bank of America	****51877	—	—
San Francisco Radio Assets, LLC	San Francisco Radio Assets, LLC-ZBA	Bank of America	****51886	—	103,812
Chicago Radio Assets, LLC	Chicago Radio Assets, LLC Lockbox-ZBA	Bank of America	****03141	—	4,837
Minneapolis Radio Assets, LLC	Minneapolis Radio Assets, LLC-ZBA	Bank of America	****73299	—	30,773
WPLJ Radio, LLC	WPLJ Radio, LLC-ZBA	Bank of America	****93174	—	22,359
NY Radio Assets, LLC	NY Radio Assets, LLC-ZBA	Bank of America	****93179	—	28,585
Detroit Radio, LLC	ABC Radio Detroit LLC - ZBA	Bank of America	****16433	—	134,929
Radio Networks, LLC	Radio Networks, LLC (Dallas) - ZBA	Bank of America	****72415	—	—
Chicago Radio Assets, LLC	Chicago FM Radio Assets, LLC - ZBA	Bank of America	****61925	—	10,998
WBAP-KSCS Assets, LLC	WBAP-KSCS Assets, LLC (Dallas)	Bank of America	****91381	—	—
Atlanta Radio, LLC	ABC Radio Atlanta, LLC (WKHX-FM and WYAY-FM Atlanta) - ZBA	Bank of America	****91527	—	18,118
Radio Networks, LLC	Radio Networks, LLC (Dallas) - ZBA	Bank of America	****01624	—	—
DC Radio Assets, LLC	DC Radio Assets, LLC - ZBA	Bank of America	****43886	—	120,450
Citadel Broadcasting Company	Company Concentration Account	Bank of America	****05912	2,454,270	2,470,270
Citadel Broadcasting Company	TN Utility Certificates of Deposit	Bank of America	****3665	20,800	20,800
Citadel Broadcasting Company	TN Utility Certificates of Deposit	Bank of America	**** 3678	—	—
Citadel Broadcasting Company	Las Vegas Disbursement	Bank of America	****62462	6,386,762	33,995
Citadel Broadcasting Company	Des Moines - ZBA	Bank of America	****10148	—	1,440
Citadel Broadcasting Company	New Orleans - ZBA	Bank of America	****10162	—	7,852
Citadel Broadcasting Company	Tuscaloosa - ZBA	Bank of America	****12914	—	—
Citadel Broadcasting Company	Albuquerque - ZBA	Bank of America	****05917	—	79,128
Citadel Broadcasting Company	Reno - ZBA	Bank of America	****05931	—	5,557
Citadel Broadcasting Company	Little Rock - ZBA	Bank of America	****05936	—	85,363
Citadel Broadcasting Company	Lafayette - ZBA	Bank of America	****05950	—	1,122
Citadel Broadcasting Company	Charleston - ZBA	Bank of America	****05974	—	9,766
Citadel Broadcasting Company	Oklahoma City - ZBA	Bank of America	****05993	—	55,209
Citadel Broadcasting Company	Boise - ZBA	Bank of America	****05998	—	(2,470)
Citadel Broadcasting Company	Tri-cities - ZBA	Bank of America	****06020	—	6,255
Citadel Broadcasting Company	Columbia - ZBA	Bank of America	****06044	—	2,196
Citadel Broadcasting Company	Birmingham - ZBA	Bank of America	****06063	—	57,437
Citadel Broadcasting Company	Nashville - ZBA	Bank of America	****06082	—	28,837
Citadel Broadcasting Company	Knoxville - ZBA	Bank of America	****06087	—	17,704
Citadel Broadcasting Company	Tucson - ZBA	Bank of America	****06100	—	15,055
Citadel Broadcasting Company	Chattanooga - ZBA	Bank of America	****06124	—	24,492
Citadel Broadcasting Company	Baton Rouge - ZBA	Bank of America	****06143	—	2,585
Citadel Broadcasting Company	Memphis - ZBA	Bank of America	****06148	—	20,236
Citadel Broadcasting Company	Modesto - ZBA	Bank of America	****06167	—	5,036
Citadel Broadcasting Company	New London - ZBA	Bank of America	****17313	—	15,320
Citadel Broadcasting Company	Dover (Portsmouth) - ZBA	Bank of America	****17339	—	—
Citadel Broadcasting Company	Buffalo - ZBA	Bank of America	****17342	—	210,077
Citadel Broadcasting Company	Kokomo - ZBA	Bank of America	****17355	—	—
Citadel Broadcasting Company	Harrisburg - ZBA	Bank of America	****17368	—	14,649
Citadel Broadcasting Company	Erie - ZBA	Bank of America	****17371	—	13,822
Citadel Broadcasting Company	Augusta - ZBA	Bank of America	****17397	—	614
Citadel Broadcasting Company	Portland - ZBA	Bank of America	****17407	—	40,172

MOR-1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

				March 31, 2010
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/L
Citadel Broadcasting Company	Presque Isle - ZBA	Bank of America	****17410	—	—
Citadel Broadcasting Company	Providence - ZBA	Bank of America	****17423	—	71,219
Citadel Broadcasting Company	Worchester - ZBA	Bank of America	****17449	—	72,722
Citadel Broadcasting Company	New Castle (Muncie) - ZBA	Bank of America	****17452	—	—
Citadel Broadcasting Company	Binghamton - ZBA	Bank of America	****17465	—	4,144
Citadel Broadcasting Company	Wilkes Barre - ZBA	Bank of America	****17478	—	60,292
Citadel Broadcasting Company	Syracuse - ZBA	Bank of America	****17481	—	3,790
Citadel Broadcasting Company	Allentown - ZBA	Bank of America	****17494	—	31,532
Citadel Broadcasting Company	New Bedford - ZBA	Bank of America	****17504	—	24,460
Citadel Broadcasting Company	Springfield - ZBA	Bank of America	****38020	—	2,130
Citadel Broadcasting Company	Muskegon - ZBA	Bank of America	****21941	—	24
Citadel Broadcasting Company	Lansing - ZBA	Bank of America	****93979	—	4,081
Citadel Broadcasting Company	Saginaw - ZBA	Bank of America	****93995	—	140
Citadel Broadcasting Company	Grand Rapids - ZBA	Bank of America	****96840	—	5,527
Citadel Broadcasting Company	Concentration	US Bank	****57798	167,384	167,384
Citadel Broadcasting Company	Colorado Springs Depository	US Bank	****57806	—	27,873
Citadel Broadcasting Company	Salt Lake City Depository	US Bank	****57814	—	131,634
Citadel Broadcasting Company	Birmingham	Wachovia	****61601	79,178	79,178
Citadel Broadcasting Company	Tuscaloosa	Wachovia	****84273	84,975	85,261
Citadel Broadcasting Company	Harrisburg	Susquehanna Bank	****09801	98,657	108,667
Citadel Broadcasting Company	Birmingham Depository	First Commercial Bank	****173-3	24,433	5,008
Citadel Broadcasting Company	Kokomo	Harris, N.A.	****56039	55,345	76,781
Citadel Broadcasting Company	Muncie	Main Bank	****22283	36,499	36,499
Citadel Broadcasting Company	Erie	PNC Bank	****-8093	13,822	—
Citadel Broadcasting Company	Presque Isle	Key Bank	****04366	43,443	46,559
Minneapolis Radio Assets, LLC	Minneapolis KQRS	Wells Fargo	****04279	80,923	110,131
Citadel Broadcasting Company	Binghamton	M&T Bank	****00819	51,879	51,879
Citadel Broadcasting Corporation	Corporation Account	JP Morgan Chase	****58195	2,000	2,000
Citadel Broadcasting Company	Company Concentration	JP Morgan Chase	****58203	148,008	148,008
Citadel Broadcasting Company	Medical	JP Morgan Chase	****36015	5,260	5,230
Citadel Broadcasting Company	Medical	JP Morgan Chase	****58278	Not currently in use
Citadel Broadcasting Company	Controlled Disbursement	JP Morgan Chase	****58237	Not currently in use
Citadel Broadcasting Company	New Orleans Depository-ZBA	JP Morgan Chase	****58328	—	—
Citadel Broadcasting Company	Lafayette Depository-ZBA	JP Morgan Chase	****58310	—	44
Citadel Broadcasting Company	Baton Rouge Depository-ZBA	JP Morgan Chase	****58302	—	—
Radio Assets, LLC	Alphabet Acquisition Corp Concentration	JP Morgan Chase	****58286	Not currently in use
Radio Assets, LLC	Alphabet Acquisition Corp Controlled Disbursement	JP Morgan Chase	****58245	Not currently in use
Radio Networks, LLC	Radio Networks, LLC Network Controlled Disbursement	JP Morgan Chase	****58252	Not currently in use
Citadel Broadcasting Corporation	Investment Account	Bank of America	****9-1-0	89,901,338	89,901,338
Citadel Broadcasting Company	Medical Account - ZBA	Bank of America	****6129	1,234	(9,360)
Citadel Broadcasting Company	Medical	JP Morgan Chase	****32839	Not currently in use
Citadel Broadcasting Corporation	Corporate Trading Account	Credit Suisse Securities (USA) LLC	****2N3FA	317	317
Radio Networks, LLC	Radio Network, LLC DDA Account (ESPN)	Bank of America	****58158	1,206,620	1,206,620
Citadel Broadcasting Corporation	Citadel Broadcasting Corporation Cash Collateral Account	JP Morgan Chase	****24881	3,073,935	3,073,935
Citadel Broadcasting Company	Collateral for Merchant Accounts	Bank of America	****56966	2,301,012	2,301,012
Citadel Broadcasting Company	Citadel Broadcasting Company Wood Escrow	JP Morgan Chase	****26951	160,058	160,058
				160,000	160,000
Citadel Broadcasting Company	Utility Escrow Account	JP Morgan Chase	****15669	607,539	607,539
Radio Assets, LLC	Payroll	JP Morgan Chase	****58229	Not currently in use
Radio Assets, LLC	Radio Assets, LLC	Bank of America	****57397	81,554	80,532
Citadel Broadcasting Company	Las Vegas Payroll - ZBA	Bank of America	****5955	224,930	222,935
Citadel Broadcasting Company	Payroll Account	JP Morgan Chase	****58211	Not currently in use

MOR-1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

				March 31, 2010
Debtor	Description	Bank	Acct #	Balance per Bank	Balance per G/L
		Total accounts			$106,037,545
		Plus: Petty Cash			25,092
		Less: Long-term portion of escrow account classified as Other Assets			(160,000)

		Total Cash per balance sheet at March 31, 2010			$105,902,637

Note:

All of the Debtors’ bank account reconciliations have been performed and are current. Copies of the reconciliations are available upon request.

MOR-1B

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

Citadel Broadcasting Corporation

Statement of Operations

For the Month of March 2010 and Cumulative from December 20, 2009

UNAUDITED

	Month Ended March 31, 2010	December 20, 2009 - March 31, 2010

REVENUES
Cash Revenues	$60,665,145	$183,610,476
Trade Revenue	1,497,232	4,964,868

Net Revenue	62,162,377	188,575,343

OPERATING EXPENSES
Advertising and Promotions	429,155	1,225,124
Bad Debts	(95,327)	984,034
Compensation and Benefits	22,571,156	74,433,481
Depreciation and Amortization	2,287,461	7,815,156
General and Administrative	5,234,514	16,604,456
Programming Costs	6,278,356	21,932,240
Real Estate, Property, and Other Taxes	414,743	1,383,387
Rent	1,728,523	5,979,995
Payroll Taxes	1,536,715	5,619,420
Trade Expenses	1,351,684	4,832,059
Utilities	1,469,969	4,884,160

Total Operating Expenses	43,206,949	145,693,511

Operating Income	18,955,428	42,881,833

Interest Expense, Net	3,616,868	11,963,316
Reorganization Items	6,475,376	13,938,341

Income Before Taxes	8,863,184	16,980,176
Income Taxes (1)	1,656,298	1,029,714

Net Income	$7,206,886	$15,950,461

Note:

(1)	Income tax expense (benefit) is computed at the end of each quarter. The total expense is recorded in the last month of each quarter.

MOR-2

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

Citadel Broadcasting Corporation

Balance Sheets

As of March 31, 2010, February 28, 2010 and December 20, 2009

UNAUDITED

	March 31, 2010	Prior Reporting Month February 28, 2010	Petition Date December 20, 2009
ASSETS
CURRENT ASSETS
Cash (1)	$105,902,637	$95,417,893	$49,145,742
Accounts Receivable (2)	131,569,380	129,433,189	152,803,370
Prepaid Expenses and Other Current Assets	20,610,321	21,686,529	21,145,807

Total Current Assets	258,082,338	246,537,611	223,094,919

PROPERTY & EQUIPMENT
Real Property and Improvements	159,726,660	159,616,015	159,591,386
Towers and Transmitters	195,967,209	195,026,852	194,037,797
Furniture, Fixtures and Office Equipment	30,381,859	30,325,992	30,089,492
Leasehold Improvements	35,690,442	35,672,862	35,662,820
Vehicles	9,217,513	9,183,080	9,146,329
Less: Accumulated Depreciation	(231,761,429)	(230,532,426)	(227,592,742)

Total Property and Equipment (Net)	199,222,254	199,292,375	200,935,082

OTHER ASSETS
FCC Licenses	598,457,766	598,457,766	598,457,766
Goodwill	321,975,708	321,975,708	321,975,708
Other Intangibles	20,922,916	21,971,983	24,552,113
Other Non Current Assets	49,357,664	49,026,708	48,796,200

Total Other Assets	990,714,054	991,432,165	993,781,788

Total Assets	$1,448,018,646	$1,437,262,151	$1,417,811,789

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$4,162,288	$5,154,758	$1,774,066
Taxes Payable (refer to FORM MOR-4)	1,559,829	1,316,785	1,378,237
Compensation and Benefits Payable	13,092,417	10,991,570	10,805,645
Deferred Tax Liability	181,798,753	180,390,310	180,390,310
Other Liabilities	22,663,453	23,473,943	11,953,046

Total Liabilities Not Subject to Compromise	223,276,740	221,327,366	206,301,304

LIABILITIES SUBJECT TO COMPROMISE
AP and Accrued Liabilities	78,161,722	75,558,458	76,779,522
Notes Payable	2,144,387,154	2,144,387,154	2,148,397,154
Convertible Notes	48,310,000	48,310,000	48,310,000

Total Liabilities Subject to Compromise	2,270,858,876	2,268,255,612	2,273,486,676

Total Liabilities	2,494,135,616	2,489,582,978	2,479,787,980

SHAREHOLDERS’ EQUITY (DEFICIT)
Common Stock	2,942,634	2,940,365	2,940,884
Treasury Stock	(344,375,673)	(344,373,971)	(344,370,551)
Additional Paid-In Capital	2,447,723,700	2,447,787,296	2,446,871,568
Retained Deficit - Pre-Petition (3)	(3,168,358,092)	(3,167,418,092)	(3,167,418,092)
Retained Earnings - Post-petition	15,950,461	8,743,575	0

Shareholders’ Deficit	(1,046,116,970)	(1,052,320,827)	(1,061,976,191)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$1,448,018,646	$1,437,262,151	$1,417,811,789

Notes:

(1)	The Cash balance includes Restricted Cash of $6,142,544 at 3/31/10, $6,142,183 at 2/28/10 and $6,470,035 at 12/20/09.
(2)	Includes receivables from insiders of less than $75,000.
(3)	The Retained Deficit - Pre-Petition balance at 3/31/10 was adjusted to reflect final adjustments related to the year-end audit.

MOR-3

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

STATUS OF POST-PETITION TAXES

The Debtors have paid and are paying all undisputed post petition taxes as they come due.

The Debtors have paid and are paying prepetition taxes in accordance with the Order (A) Authorizing, but not Directing, the Debtors to Pay Taxes and Fees and (B) Authorizing Financial Institutions to Honor All Related Checks and Electronic Payments Requests (the “Tax Order”) which was entered on February 3, 2010 [Docket No. 102].

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61+	Total
Accounts Payable	$3,816,516	$292,282	$49,281	$4,209	$4,162,288

The Debtors are paying all undisputed amounts that come due on a post-petition basis in the ordinary course of business. The Debtors have sufficient cash to pay their post-petition obligations in the ordinary course as they come due.

MOR-4

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the month	$138,333,763
Plus: Amounts billed during the period	67,813,223
Less: Amounts collected during the period	(68,400,777)
Less: Bad Debt Write-offs	(247,328)
Plus/Less: Increase (Decrease) in Other Accounts Receivable	2,704,331

Total Accounts Receivable at the end of the month	$140,203,212

Accounts Receivable Aging	Total
0 - 30 days old	$48,598,267
31 - 60 days old	41,441,575
61 - 90 days old	20,271,747
91+ days old	15,973,691

Total Trade Accounts Receivable	126,285,279
Other Accounts Receivable (1)	13,917,933

Total Accounts Receivable	140,203,212
Less: Bad Debts (Amount considered uncollectible)	(8,633,832)

Net Accounts Receivable at March 31, 2010	$131,569,380

Note:

(1)	Other Accounts Receivable represents items other than standard trade receivables, including unbilled receivables, income tax receivables, barter receivables, amounts due pursuant to the Debtors’ national representation agreement, and amounts due from content providers on account of sales of advertising.

MOR-5

In re	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

PAYMENTS TO INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Ellis, Jesse	Compensation	$6,351	$22,184
Ellis, Judith	Compensation	49,987	149,028
Forstmann, J. Anthony	Directors Fees	12,500	25,000
Mayer, Kenneth R.	Compensation	15,856	55,726
Miles, Michael A.	Directors Fees	16,250	30,000
Orr, Jacquelyn J.	Compensation	28,050	85,818
Regan, Michael J.	Directors Fees	16,310	30,060
Reifenheiser, Thomas	Directors Fees	15,000	27,500
Rosso, John J.	Compensation	30,474	97,929
Smith, Wayne T.	Directors Fees	17,500	30,000
Stratford, Patricia	Compensation	16,132	55,735
Suleman, Farid	Compensation	95,593	312,452
Taylor, Randy	Compensation	31,787	103,079

TOTAL PAYMENTS TO INSIDERS		$351,791	$1,024,511

PAYMENTS TO PROFESSIONALS

NAME	AMOUNT PAID	TOTAL PAID TO DATE
Alvarez & Marsal North America	$409,435	$409,435
Deloitte Tax LLP	136,857	136,857
FTI Consulting Inc	106,927	356,927
Kelley Drye & Warren LLP	35,595	62,468
Kirkland & Ellis LLP	423,539	423,539
Kurtzman Carson Consultants	908,294	1,898,222
Moelis & Co LLC	180,000	180,000
Simpson Thacher & Bartlett LLP	—	107,368

TOTAL PAYMENTS TO PROFESSIONALS	$2,200,646	$3,574,816

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
JP Morgan Chase Bank	$3,905,598	$3,905,598	$119,341

TOTAL PAYMENTS		$3,905,598	$119,341

Notes:

In the schedule of payments to professionals, the Debtors have not included amounts paid to or incurred by Ordinary Course Professionals (the “OCPs”). Amounts paid include invoices applied to pre-petition retainers.

The schedule of Post Petition Status of Secured Notes, Leases Payable and Adequate Protection Payments includes all payments made pursuant to the Interim Order Pursuant to 11 U.S.C. §§ 361 and 363 (A) Authorizing Use of Cash Collateral, (B) Granting Adequate Protection to Prepetition Secured Parties and (C) Scheduling a Final Hearing (the “Interim Cash Collateral Order”) [Docket No. 22] which was entered on December 21, 2009, with the exception of payments to the secured lenders’ professionals, which are included on the schedule of payments to professionals.

The unpaid post-petition amount included in the schedule of Post Petition Secured Lenders represents a portion of March 2010 interest that is due in April 2010.

MOR-6

In re:	Citadel Broadcasting Corporation, et al.	Case No.	09-17442 (BRL)
	Debtors	Reporting Period:	March 31, 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes /No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	No

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	No

3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?	No

4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	No

5.	Is the Debtor delinquent in paying any insurance premium payment?	No

6.	Have any payments been made on pre-petition liabilities this reporting period?	Yes

7.	Are any post petition receivables (accounts, notes or loans) due from related parties?	No

8.	Are any post petition payroll taxes past due?	No

9.	Are any post petition State or Federal income taxes past due?	No

10.	Are any post petition real estate taxes past due?	No

11.	Are any other post petition taxes past due?	No

12.	Have any pre-petition taxes been paid during this reporting period?	Yes

13.	Are any amounts owed to post petition creditors delinquent?	No

14.	Are any wage payments past due?	Yes

15.	Have any post petition loans been received by the Debtor from any party?	No

16.	Is the Debtor delinquent in paying any U.S. Trustee fees?	No

17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?	No

18.	Have the owners or shareholders received any compensation outside of the normal course of business?	No

Explanations for “Yes” responses:

6.	The Debtors have made court-approved payments on pre-petition liabilities during the current reporting period.

12.	The Debtors have made court-approved tax payments on pre-petition liabilities during the current reporting period.

14.	The Debtors received authority from the Bankruptcy Court to pay certain employee wages in amounts not exceeding $10,950 [See Order Authorizing, but not Directing, Debtors (A) to Pay Certain Prepetition Wages and Reimbursable Employee Expenses, (B) to Pay and Honor Employee Medical and Other Benefits and (C) To Continue Employee Benefits Programs and Authorizing Financial Institutions to Honor all Related Checks and Electronic Payment Requests (Docket No. 100)]. Certain amounts owing to employees in excess of $10,950 remain unpaid.

MOR-7